                   American Real Estate Partners, L.P. [LOGO]


                                                                    Exhibit 99.2

Contact:   John P. Saldarelli
           Secretary and Treasurer
           (914) 242-7700


                              FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS FULL YEAR AND FOURTH QUARTER RESULTS
            AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 2003


Mount Kisco, New York, March 31, 2003 - American Real Estate Partners, L.P. ("AREP") (NYSE:ACP) today reported the following full year and fourth quarter financial results:

For the year ended December 31, 2002, diluted earnings per weighted average limited partnership unit outstanding decreased from $1.19 in 2001 to $1.12 in 2002.

For the year ended December 31, 2002, earnings decreased by $3,083,000 to $64,451,000 as compared to earnings for the year ended December 31, 2001, primarily due to a write-down of equity securities available for sale, decreased gain on sale of securities and the write-down of a limited partnership investment partially offset by increased earnings from land, house and condominium operations and increased gain on sale of real estate.

For the fourth quarter of 2002, diluted earnings per weighted average limited partnership unit outstanding decreased from $.31 in 2001 to $.25 in 2002.

For the fourth quarter of 2002, earnings decreased by $2,969,000 to $14,748,000 as compared to earnings for the fourth quarter of 2001, primarily due to decreased gain on sale of securities, a write-down of a limited partnership investment and decreased interest and other income partially offset by increased earnings from land, house and condominium operations and increased gain on sale of real estate.





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FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS FULL YEAR AND FOURTH QUARTER RESULTS
            AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 2003


AREP also announced that no distributions on the Depositary Units are expected to be made in 2003. AREP plans to continue to apply available cash flow toward its operations, repayment of maturing indebtedness, tenant requirements, investments, acquisitions, and other capital expenditures and for Partnership contingencies and reserves, including environmental matters and scheduled lease expirations. By the end of the year 2005, net leases representing approximately 23% of AREP's net annual rentals from its portfolio will be due for renewal, and by the end of the year 2007, approximately 35% of such rentals will be due for renewal. AREP believes that it should continue to hold and invest rather than distribute cash. No distributions were made to Unitholders during 2002.

American Real Estate Partners, L.P. is a master limited partnership primarily engaged in acquiring and managing real estate investments with a primary focus on office, retail, industrial, hotel, gaming, and residential properties.








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                                    ****Tables Follow***





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FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS FULL YEAR AND FOURTH QUARTER RESULTS
           AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 2003

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data

Year Ended December 31,                                     2002                            2001
------------------------                                    ----                            ----

Revenues                                              $      326,916                  $      297,323
                                                      ==============                  ==============

Earnings before property
 and securities transactions                          $       70,899                  $       62,232

Provision for loss on real estate                             (3,212)                         (3,184)

Write-down of marketable equity securities                    (8,476)                         --

Gain on sale of marketable equity
     and debt securities                                      --                                6,749

Loss on limited partnership interests                         (3,750)                         --

Gain on sales and disposition
     of real estate                                            8,990                           1,737
                                                      ---------------                 --------------

Net earnings                                          $       64,451                  $       67,534
                                                      ===============                 ==============

Net earnings per L.P. unit:

   Basic:
     Net earnings                                     $         1.27                  $         1.34
                                                      ===============                 ==============

Weighted average units
    outstanding                                           46,098,284                      46,098,284
                                                      ===============                 ==============

   Diluted:
     Net earnings                                     $         1.12                  $         1.19
                                                      ===============                 ==============

Weighted average units and
   equivalent units outstanding                           56,466,698                      55,599,112
                                                      ===============                 ==============



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


FOR IMMEDIATE RELEASE

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                  REPORTS FULL YEAR AND FOURTH QUARTER RESULTS
            AND THAT NO DISTRIBUTIONS ARE EXPECTED TO BE MADE IN 2003

                        CONSOLIDATED RESULTS OF EARNINGS
                  In thousands of dollars except per unit data


Fourth Quarter ended December 31,                                      2002                          2001
---------------------------------                                      ----                          ----
      (unaudited)

Revenues                                                        $        88,011                  $       76,594
                                                                ===============                  ==============

Earnings before property and
 securities transactions                                        $        16,324                  $       15,111

Provision for loss on real estate                                        (2,286)                         (3,184)

Loss on limited partnership
   interests                                                             (3,750)                          --

Gain on sale of marketable
   equity and debt securities                                              --                             5,415

Gain on sales and disposition
   of real estate                                                         4,460                             375
                                                                ---------------                  --------------

Net earnings                                                    $        14,748                  $       17,717
                                                                ===============                  ==============

Net earnings per L.P. unit:

   Basic:
     Net earnings                                               $           .29                  $          .35
                                                                ===============                  ==============

Weighted average units
    outstanding                                                      46,098,284                      46,098,284
                                                                ===============                  ==============

   Diluted:
     Net earnings                                               $           .25                  $          .31
                                                                ================                 ==============

Weighted average units and
   equivalent units outstanding                                      57,087,165                      56,125,996
                                                                ================                 ==============


(p: 8K-4-7-03)

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